Exhibit 99.1

CONTINGENT PAYMENT AGREEMENT

THIS CONTINGENT PAYMENT AGREEMENT (this “Agreement”), effective as of  March 9, 2026, by and between ServBanc Holdco, Inc. (“Purchaser”), an Arizona corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended, and IF Bancorp, Inc. (the “Seller”), a Maryland corporation and registered savings and loan holding company under the Home Owners’ Loan Act of 1933, as amended. Capitalized terms not defined herein are as defined in the Agreement and Plan of Merger, dated as of October 29, 2025 (the “Merger Agreement”), by and between Purchaser and Seller and joined in by SBHI Holdings, Inc., a newly formed Maryland corporation and wholly owned subsidiary of Purchaser (the “Merger Sub”).

WHEREAS, Purchaser and Seller entered into the Merger Agreement, pursuant to which, among other things, Seller will merge with and into Merger Sub (the “Merger”), with Seller’s stockholders being paid cash consideration by Purchaser in accordance with the terms of the Merger Agreement (the “Merger Consideration”) based upon the Tangible Common Equity of Seller, as calculated on the Calculation Date (“Closing Equity Capital”).

WHEREAS, pursuant to the Merger Agreement, Seller has requested that it be allowed to renew a loan participation in the amount of $13,995,617 (the “Loan”) to the borrowers listed in Confidential Schedule A (together, the “Borrower”), and, pursuant to the Merger Agreement, Buyer initially objected to such renewal.

WHEREAS, Purchaser and Seller have since agreed that (i) Purchaser shall approve the Seller’s request to renew the Loan for 120 days with an additional 60 day extension under certain circumstances, (ii) Seller shall establish a specific reserve of $7,000,000 (the “Reserve”) against the Loan, and (iii) Purchaser shall deposit $5,004,650 reflecting the tax-effected impact of the Reserve on Seller’s Tangible Common Equity (the “Contingent Payment Funds”) into an account with the contingent payment agent, Computershare Trust Company, N.A., (the “Contingent Payment Agent”), to be held pursuant to a contingent payment agent agreement (the “Contingent Payment Agent Agreement”), and to be disbursed as provided for in this Agreement and the Contingent Payment Agent Agreement.

WHEREAS, the Reserve will be reflected in Seller’s calculation of Closing Equity Capital as separately agreed to in that certain Certificate and Acknowledgment of Merger Consideration to be signed by the parties.

WHEREAS, in order to induce Purchaser to enter into this Agreement, the Board of Directors of Seller has agreed to use its best efforts to cause the Board of Directors of Iroquois Federal Foundation (the “Foundation”) to adopt, prior to the consummation of the Merger, a resolution of the Board of Directors of the Foundation to, among other things, (i) increase the size of the Board of Directors of the Foundation to six (6) members, (ii) secure resignations from two (2) current members of the Foundation’s Board of Directors, (iii) appoint three (3) individuals designated by Purchaser to fill such vacancies and serve on the Foundation Board of Directors, and (iv) change the name of the Foundation to “Servbank Charitable Foundation,” with the Foundation continuing as a separate entity following the Merger, in each case, such resolutions being subject to and effective upon the consummation of the Merger.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Definitions.  The following terms shall have the following meanings when used herein:

“Contingent Payment Period” means the period commencing on the day immediately following the Closing Date and ending on the earliest of (1) the repayment of the Loan; (2) the 120th day after the Closing Date (the “First End Date”), if the Borrower has failed to obtain the conditional commitment of the United States Department of Agriculture on Form RD 5001-3 to guarantee the Loan (the “Conditional Commitment”); or (3) the 180th day after the Closing Date (the “Second End Date”) if the Borrower has obtained the Conditional Commitment by the First End Date.

“Joint Written Direction” means a written direction executed by a Purchaser Representative and a Seller Representative, delivered to the Contingent Payment Agent and directing Contingent Payment Agent to disburse all or a portion of the Contingent Payment Funds or to take or refrain from taking any other action pursuant to this Agreement.

“Purchaser Representative” means the Chairman, Chief Executive Officer, or other officer of Purchaser, as designated in writing by Purchaser and delivered to Contingent Payment Agent and to a Seller Representative.

“Representatives” means a Purchaser Representative and a Seller Representative.

“Seller Representative” means the Chief Financial Officer of Seller, or any other person designated in a writing by Seller and delivered to Contingent Payment Agent and a Purchaser Representative.

2. Deposit of Contingent Payment Funds. Purchaser agrees that one Business Day prior to the Closing Date, the Contingent Payment Funds shall be deposited with the Contingent Payment Agent, by wire transfer of immediately available funds, to be held pursuant to the terms of the Contingent Payment Agent Agreement and this Agreement. The Contingent Payment Funds will remain uninvested.

3. Contingent Payment.

(a) Subject to the requirements of this Agreement and the consummation of the Merger, each share of Company Stock that is issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (the “Payment Shares”), shall automatically have the right to receive cash in an amount equal to the quotient of (A) the Contingent Payment Funds, divided by (B) the number of shares of Company Stock outstanding immediately prior to the Effective Time, rounded down to the nearest cent, without interest.

(b) The Contingent Payment Funds, net of any and all reasonable and customary fees, collection expenses, or other similar obligation with respect to the Loan, including, but not limited to, fees related the Conditional Commitment (“Loan Expenses”), unpaid expenses incurred to engage the Contingent Payment Agent and any unpaid contingent fee due to Keefe, Bruyette & Woods, Inc., in conjunction with the payment of the Contingent Payment Funds, shall be paid to the holders of the Payment Shares if the Loan is repaid in full by the First End Date or by the Second End Date, as applicable. The method and timing of such payment shall be subject to the terms and conditions of this Agreement and the Contingent Payment Agent Agreement.

(c) If, by the First End Date or Second End Date, as applicable, the Loan has either not been repaid in full or there has been a partial repayment of the Loan, the amount of the partial repayment shall be applied as follows:

(i)	first, to pay any and all Loan Expenses;
(ii)	second, to pay down up to $6,995,617 of the outstanding principal balance of the Loan (the “Principal Paydown”); and

(iii)
third, any amount received in excess of the Loan Expenses and Principal Paydown (the “Excess Amount”), net of any unpaid expenses incurred to engage the Contingent Payment Agent and any unpaid contingent fee due to Keefe, Bruyette & Woods, Inc., in conjunction with the payment of the Contingent Payment Funds, shall be paid from the Contingent Payment Funds to the holders of the Payment Shares.

Any Contingent Payment Funds remaining after the distribution of the Excess Amount shall be paid to the Purchaser.  The method and timing of such payment shall be subject to the terms and conditions of this Agreement and the Contingent Payment Agent Agreement.

(d) Each of Purchaser, Purchaser Representative and Seller Representative shall coordinate and use their best efforts to resolve the Loan prior to the First End Date or Second End Date, as applicable, which may include the sale of the Loan. Upon such a resolution, each of Purchaser Representative and Seller Representative shall execute, and deliver to the Contingent Payment Agent, any Joint Written Direction(s) necessary to direct the Contingent Payment Agent to disburse some or all of Contingent Payment Funds to the holders of the Payment Shares or return some or all of the Contingent Payment Funds to the Purchaser, in accordance with the provisions of this Agreement.

(e) For avoidance of doubt, in no event will any fees or expenses set forth in this Section 3 of the Agreement be accounted for twice.

4. Foundation.  As soon as practicable following the execution of this Agreement and prior to the consummation of the Merger, the Board of Directors of Seller shall use its best efforts to cause the Board of Directors of the Foundation to adopt a resolution to (i) increase the size of the Foundation Board of Directors to six (6) members, (ii) secure resignations from two (2) current members of the Foundation Board of Directors, (iii) appoint three (3) individuals designated by Purchaser to fill such vacancies and serve on the Foundation Board of Directors, (iv) change the name of the Foundation to "Servbank Charitable Foundation," and (v) grant Purchaser the right to appoint any new directors to the Foundation Board of Directors from and after the Effective Time, in each case effective upon, and subject to, the completion of the Merger.

5. Loan Renewal. Purchaser hereby agrees and consents to Seller’s request to approve the renewal of the Loan through the First End Date, with an additional extension through the Second End Date provided that the Conditional Commitment is obtained by the First End Date.

6. Representations and Warranties.  Purchaser and Seller each respectively make the following representations and warranties to the other party:

(a) it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms.

(b) each of the applicable persons designated as a Seller Representative or a Purchaser Representative, as applicable, has been duly appointed to act as its authorized representative hereunder and individually has full power and authority on its behalf to execute and deliver any instruction or direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as its authorized representative under this Agreement and no change in designation of such authorized representatives will be effective until written notice of such change is delivered to each other party to this Agreement pursuant to Section 7 and to the Contingent Payment Agent.

(c) it will not claim any immunity from jurisdiction of any court, suit or legal process, whether from service of notice, injunction, attachment, execution or enforcement of any judgment or otherwise.

(d) there is no security interest in the Contingent Payment Funds or any part thereof and no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Contingent Payment Funds or any part thereof.(e)Seller has obtained, or will obtain, any rider necessary to the Tail Coverage to cover the Seller Representative with respect to claims against the Seller Representative for the actions provided or contemplated by this Agreement or the Contingent Payment Agent Agreement (the “Rider”).  The total premium for the Rider, if any, shall be paid or accrued by the Seller on or prior to the Calculation Date.

7. Notices.   All notices, approvals, consents, requests and other communications hereunder (each, a “Notice”) must be in writing, in English, and may only be delivered (a) by personal delivery, or (b) by national overnight courier service, or (c) by certified or registered mail, return receipt requested, or (d) by email. Notice will be effective upon receipt except for notice via email, which will be effective only when the recipient, by return email or notice delivered by other method provided for in this Section, acknowledges having received that email (with an automatically generated receipt or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section).  Notices may only be sent to the applicable party or parties at the address specified below:

If to Purchaser or Purchaser Representative, at:

Servbanc Holdco, Inc.
3138 East Elwood Street
Phoenix, AZ 85034
Attention: Stavros Papastavrou
Email: stavros.papastavrou@servbank.com

Frank Giglio, Esq.
Chief Legal Officer, Servbank NA
3138 East Elwood Street
Phoenix, Arizona 85034
frank.giglio@servbank.com
With a copy to:
Hunton Andrews Kurth LLP
1445 Ross Avenue, Suite 3700
Dallas, TX 75202
Attention: Peter G. Weinstock, Beth A. Whitaker
E-mail: pweinstock@HuntonAK.com
  bwhitaker@HuntonAK.com

If to Seller or Seller Representative, at:
[Redacted]
[Redacted]
Attention: Pamela J. Verkler
Email: [Redacted]

 With a copy to:
Luse Gorman, PC
5335 Wisconsin Ave NW, Suite 780
Washington, DC 20015
Attn: Lawrence M.F. Spaccasi, Zachary A. Davis
E-mais: lspaccasi@luselaw.com
  zdavis@luselaw.com

or to such other address as each party may designate for itself by like notice and unless otherwise provided herein will be deemed to have been given on the date received.

8. Amendment and Assignment.  None of the terms or conditions of this Agreement may be changed, waived, modified, terminated or varied in any manner whatsoever unless in writing duly signed by each party to this Agreement.  No course of conduct will constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified.  No party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other parties.

9. Governing Law, Jurisdiction and Venue.  This Agreement must be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof that would require the application of any other laws. Each of the parties hereto irrevocably (a) consents to the exclusive jurisdiction and venue of the Delaware Court of Chancery and any state appellate court therefrom within the state and federal courts in the State of Delaware in connection with any matter arising out of this Agreement, (b) waives any objection to such jurisdiction or venue (c) agrees not to commence any legal proceedings related hereto except in such courts (d) consents to and agrees to accept service of process to vest personal jurisdiction over it in any such courts made as set forth in Section 7 and (e) waives any right to trial by jury in any action in connection with this Agreement.

10. Expenses.  All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, except that any expenses related to the Contingent Payment Agent shall be split evenly between the parties.  For avoidance of doubt, all reasonable and customary fees and expenses owed by the Purchaser, Purchaser Representative, Seller or the Seller Representative in connection with this Agreement shall be deducted from the Contingent Payments Funds, and in no event shall Purchaser be responsible for any fees or expenses, including legal fees, of Seller or the Seller Representative.

11. Entire Agreement, No Third-Party Beneficiaries.  This Agreement, and its schedules and attachments, constitutes the entire agreement between the signatory parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect hereto.  This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed will constitute one and the same agreement or direction, and may be executed and delivered by electronic means, including PDF, email, DocuSign (or similar method), with the same effect as delivery of a manually executed original version hereof.  To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The section headings have been inserted for convenience only and will be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.  Nothing in this Agreement, express or implied, is intended to or will confer upon any person other than the signatory parties hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

[signature page follows]

The parties hereto have caused this Agreement to be executed effective as of the date first above written.

SERVBANC HOLDCO, INC.

By: /s/ Stavros Papastavrou
Name: Stavros Papastavrou
Title: Chairman

IF BANCORP, INC.

By: /s/ Walter H Hasselbring III
Name: Walter H Hasselbring III
Title: Chief Executive Officer